Business Combinations	6 Months Ended
Jun. 30, 2025
Business Combination, Asset Acquisition, Transaction between Entities under Common Control, and Joint Venture Formation [Abstract]
Business Combinations	Disposition
Disposition of GEH Singapore
As previously described in Note 2. Summary of Significant Accounting Policies, on October 2, 2024, the Company completed the disposition of GEH Singapore. At closing, the Company received $20,000 in gross cash proceeds. The following table details the net assets that were transferred as a part of this disposition.

Cash and cash equivalents	$5,546
Accounts receivable, net	515
Prepaid expenses and other current assets	741
Amounts due from related parties	747
Inventories	158
Operating lease right-of-use assets	7,050
Property and equipment, net	4,751
Other non-current assets	2,215
Intangible assets	7,002
Goodwill	1,447
Total Assets	30,172

Due to related parties	(3)
Accounts payable	(328)
Accrued expenses and other current liabilities	(3,611)
Operating lease liabilities - current	(3,607)
Operating lease liabilities - non-current	(3,480)
Contract liabilities - current	(645)
Other non-current liabilities	(3,960)
Deferred tax liability	(1,271)
Total Liabilities	(16,905)

Net assets sold	$13,267
During the second half of 2024, the Company recognized a gain of $9,255 on the disposition, which was included in Income (loss) from discontinued operations, net of tax in the consolidated statements of operations.
The following table summarizes the computation of the gain realized from the disposition:

Cash received	$20,000
Net assets sold	(13,267)
Non-controlling interest	1,956
Other comprehensive income reclassified to current year operations	566
Gain on disposition	$9,255